                          CREDIT INCREASE CONFIRMATION
                            AND NOTE AMENDMENT NO. 1
                                     TO THE
                           FIRST AMENDED AND RESTATED
                    INTERIM WAREHOUSE AND SECURITY AGREEMENT
                                AND SECURED NOTE

                         Dated as of September 30, 1997

         Reference is made to (x) the First Amended and Restated Interim Warehouse and Security Agreement, dated as of June 9, 1997 (the "Interim Warehouse Agreement") among Prudential Securities Credit Corporation (the "Lender") and HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland") and American Business Credit, Inc. ("ABC", and together with Upland, the "Borrowers"), (y) the Secured Note, dated June 9, 1997 (the "Note"), from the Borrowers to the Lender, and (z) the Guaranty, dated June 9, 1997 (the "Guaranty"), from the Borrowers' parent, American Business Financial Services, Inc. ("ABFS"), to the Lender.

Section 1.        Amendment of the Interim Warehouse Agreement and Note.

         (a) The "Maturity Date" referenced in the Interim Warehouse Agreement and in the Note is hereby amended to be the earliest of (i) December 31, 1997 and (ii) the date on which a Securitization occurs (other than the ABFS Mortgage Loan Trust 1997-2 Securitization (the "1997-2 Securitization")).

         (b) All references to the "1997-1 Securitization" in the Interim Warehouse Agreement and in the Note are hereby amended to be references to the "1997-2 Securitization".

Section 2.        Amendment of the Guaranty.

                  (a) Section 9 of the Guaranty is hereby deleted in its entirety and replaced with the following:

                  9. The Guarantor covenants with the Lender that, during the term of this Guaranty: (i) the Guarantor's stated net worth less intangible assets shall not be less that $27,000,000;
                  (ii) the Guarantor shall maintain a minimum of $15,000,000 of outstanding subordinated debentures maturing in more than one year; (iii) the Guarantor's minimum adjusted capital shall not be less than $42,000,000, such amount being the sum of (x) the Guarantor's stated net worth less intangible assets and (y) the Guarantor's outstanding subordinated debentures maturing in more than one year; (iv) the Guarantor's leverage ratio shall not exceed 3.75:1, such ratio being the ratio of (x) the excess of (A) the Guarantor's total liabilities over (B) outstanding subordinated debentures maturing in more than one year, to (y) the sum of (A) the Guarantor's stated net worth less intangible assets and (B) outstanding subordinated debentures maturing in more than one year; and (v) the subordinated debentures shall be subordinate to the Guarantor's obligations hereunder.

Section 3.        Confirmation of the Interim Warehouse Agreement, Note and
                  Guaranty.

         As amended by Section 1 and Section 2 hereof, all provisions of the Interim Warehouse Agreement, the Note and the Guaranty, are reconfirmed as of the date hereof. Each of the Borrowers and ABFS, in addition, hereby reconfirms and remakes as of the date hereof each and every one of its representations, warranties and covenants as set forth in the Interim Warehouse Agreement, the Note or the Guaranty, as applicable.

                                 [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                  AMERICAN BUSINESS CREDIT, INC.



                                     By: /s/ David M. Levin
                                         -------------------------------------
                                   Name: David M. Levin
                                  Title: Senior Vice President-Finance and
                                         Chief Financial Officer

                                  HOMEAMERICAN CREDIT, INC. D/B/A
                                  UPLAND MORTGAGE



                                     By: /s/ David M. Levin
                                         -------------------------------------
                                   Name: David M. Levin
                                  Title: Senior Vice President-Finance and
                                         Chief Financial Officer


                                  AMERICAN BUSINESS FINANCIAL
                                  SERVICES, INC.



                                     By: /s/ David M. Levin
                                         -------------------------------------
                                   Name: David M. Levin
                                  Title: Senior Vice President-Finance and
                                         Chief Financial Officer


                                  PRUDENTIAL SECURITIES CREDIT
                                  CORPORATION



                                     By: /s/ Jeffrey French
                                         -------------------------------------
                                   Name: Jeffrey French
                                  Title: Vice President

                                         CREDIT INCREASE CONFIRMATION
                                           AND NOTE AMENDMENT NO. 2
                                                    TO THE
                                          FIRST AMENDED AND RESTATED
                                   INTERIM WAREHOUSE AND SECURITY AGREEMENT,
                                           SECURED NOTE AND GUARANTY

                                         Dated as of December 22, 1997

         Reference is made to (x) the First Amended and Restated Interim Warehouse and Security Agreement, dated as of June 9, 1997 (the "Interim Warehouse Agreement") among Prudential Securities Credit Corporation (the "Lender") and HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland") and American Business Credit, Inc. ("ABC", and together with Upland, the "Borrowers"), (y) the Secured Note, dated as of June 9, 1997 (the "Note"), from the Borrowers to the Lender, and (z) the Guaranty, dated as of June 9, 1997 (the "Guaranty"), from the Borrowers' parent, American Business Financial Services, Inc. ("ABFS" or the "Guarantor"), to the Lender.

         WHEREAS, the Lender, the Borrowers and the Guarantor desire to add the Guarantor's Affiliate, New Jersey Mortgage and Investments Corp. ("New Jersey Mortgage"), as a borrower under the Interim Warehouse Agreement, the Secured Note and the Guaranty; and

         WHEREAS, the Lender and the Guarantor desire to amend the financial covenants contained in the Guaranty;

         NOW THEREFORE, the Lender, the Borrowers, New Jersey Mortgage and the Guarantor hereby amend the Interim Warehouse Agreement, the Secured Note and the Guaranty as follows:

Section 1.        Amendment of the Interim Warehouse Agreement.

                  (a) The Introductory Clause of the Interim Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

                  This FIRST AMENDED AND RESTATED INTERIM WAREHOUSE AND SECURITY AGREEMENT, dated as of June 9, 1997 (as amended or otherwise modified from time to time, this "Agreement") among PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation, having an office at 1220 N. Market Street, Wilmington, Delaware 19801 (the "Lender"), AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation, having its principal office at 111 Presidential Boulevard, Bala Cynwyd, Pennsylvania 19004 ("ABC"), NEW JERSEY MORTGAGE AND INVESTMENTS CORP., a New Jersey Corporation having its principal office at 111 Presidential Boulevard, Bala Cynwyd, Pennsylvania 19004 ("New Jersey Mortgage"), and HOMEAMERICAN CREDIT, INC. doing business as UPLAND MORTGAGE, a Pennsylvania corporation, having its principal office at 111 Presidential Boulevard, Bala Cynwyd, Pennsylvania 19004 ("Upland", and together with ABC and New Jersey Mortgage, the "Borrowers").

                  (b) The second sentence of Section 1(A)(1) of the Interim Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

                  The Borrowers agree that the Loan shall be used to warehouse fixed and adjustable rate, first or second lien, business and consumer purpose residential mortgage loans that are to be included in a Securitization (the "Mortgage Loans, as such Mortgage Loans are identified to the Lender in writing and in electronic form from time to time.

                  (c) Section 1(A)(2)(iii)(B) of the Interim Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

                  prior to the initial Advance, legal opinions from counsel (which may be in-house counsel or counsel employed by an affiliate) to (x) ABC and Upland in the form of Exhibit B-1 and Exhibit B-2, respectively, attached hereto, and (y) New Jersey Mortgage in substantially similar form.

         (d) The definition of "Maturity Date" in Section 1(B)(2) is hereby deleted in its entirety and replaced with the following:

                  Maturity Date means, the earliest of (i) March 31, 1998 and
                  (ii) the date on which a Securitization occurs (other than the ABFS Home Equity Asset Backed Certificates 1997-2 Securitization (the "97-2 Securitization")). The Maturity Date may be extended by the Lender, in the Lender's sole and unreviewable discretion, on any date by the execution and delivery of a Credit Increase Confirmation and Note Amendment in the form of Exhibit C hereto.

         (e) Section 2(B)(4) of the Interim Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

                  Lender shall have received an opinion from counsel (which may be in-house counsel or counsel employed by an affiliate) to
                  (x) ABC and Upland, in substantially the form of Exhibit B-1 and B-2, respectively, attached hereto, and (y) New Jersey Mortgage in substantially similar form.

         (f) Section 4(1) of the Interim Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

                  ABC and Upland have been duly organized and are validly existing as corporations in good standing under the laws of the State of Pennsylvania and New Jersey Mortgage has been duly organized and is validly existing as a corporation in good standing under the laws of the State of New Jersey.

         (g) Section 16 of the Interim Warehouse Agreement is hereby amended to add the following notice addressee:

         If to New Jersey Mortgage:

                           Anthony J. Santilli
                           Chairman
                           New Jersey Mortgage and Investments Corp.
                           111 Presidential Blvd.
                           Bala Cynwyd, PA 19004
                           Phone Number:  (610) 668-2440
                           Fax Number: (610) 668-1468

         with a copy to:

                           Lawrence F. Flick, II, Esq.
                           Blank Rome Comisky & McCauley LLP
                           One Logan Square
                           Philadelphia, Pennsylvania 19103
                           Phone Number:  215-569-5500
                           Fax Number:  215-569-5555

         (h) All references to "either Borrower" in the Interim Warehouse Agreement are hereby amended to be references to "any Borrower".

Section 2.        Amendment of the Note.

         The Note is hereby deleted in its entirety and replaced with the Secured Note, dated as of December 22, 1997 (the "New Note"), a copy of which is attached hereto as Exhibit C. All remaining obligations of ABC and Upland incurred under the Note are hereby assumed by the Borrowers (including New Jersey Mortgage) and included as obligations under the New Note.

Section 3.        Amendment of the Guaranty.

         (a) The first Whereas clause of the Guaranty is hereby deleted in its entirety and replaced with the following:

                  WHEREAS, Prudential Securities Credit Corporation (the "Lender") has entered in to the First Amended and Restated Interim Warehouse and Security Agreement dated as of June 9, 1997 (the "Warehouse Agreement") with HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland"), New Jersey Mortgage and Investments Corp. ("New Jersey Mortgage"), and American Business Credit, Inc. ("ABC", and together with Upland and New Jersey Mortgage, the "Borrowers") (capitalized terms not defined herein shall have the meanings set forth in the Warehouse Agreement, unless otherwise noted) providing for a loan by the Lender to the Borrowers secured by certain Mortgage Loans; and

         (b) The second sentence of Section 1 of the Guaranty is hereby deleted in its entirety and replaced with the following:

                  In addition, the Guarantor agrees that in the event that any of the Borrowers defaults in the performance of or payment when due of any or all obligations or sums hereby guaranteed, the Guarantor shall forthwith pay such sums or perform such obligations.

         (c) The fifth sentence of Section 1 of the Guaranty is hereby deleted in its entirety and replaced with the following:

                  This Guaranty shall be a continuing Guaranty and shall remain in full force and effect until all the obligations of the Borrowers hereby guaranteed are paid or performed in full.

         (d) Section 9 of the Guaranty is hereby deleted in its entirety and replaced with the following:

                  9. The Guarantor covenants with the Lender that, during the term of this Guaranty: (i) the Guarantor's Tangible Net Worth ("Tangible Net Worth" being Net Worth less intangible assets, and "Net Worth" being the sum of (a) the book value of the common stock, plus (b) paid in capital, plus (c) retained earnings, plus (d) the book value of any preferred stock not payable within five years) at all times shall not be less than the greater of (x) $15,000,000 and (y) the sum of (A) the Guarantor's Net Worth as of September 30, 1997, plus (B) 50% of the positive earnings of the Guarantor subsequent to September 30, 1997, plus (C) the net proceeds to the Guarantor from the issuance of any common stock or preferred stock subsequent to September 30, 1997, minus, (D) its intangible assets; (ii) the Guarantor shall maintain a minimum of $15,000,000 of outstanding subordinated debentures maturing in more than one year; (iii) the Guarantor's leverage ratio shall not exceed 3.75:1, such ratio being the ratio of (x) the excess of (A) the Guarantor's total liabilities over (B) outstanding subordinated debentures maturing in more than one year, to (y) the sum of (A) the Guarantor's Tangible Net Worth and (B) outstanding subordinated debentures maturing in more than one year; and (v) the subordinated debentures shall be subordinate to the Guarantor's obligations hereunder, including, any unsecured obligations to the Lender. All calculations made pursuant to this Section 9 shall be made in accordance with generally accepted accounting principles.

Section 4. Confirmation of the Interim Warehouse Agreement, the Note and the Guaranty.

         As amended by Section 1, Section 2 and Section 3 hereof, all provisions of the Interim Warehouse Agreement, the Note and the Guaranty, are reconfirmed as of the date hereof. Each of the Borrowers (including New Jersey Mortgage) and the Guarantor, in addition, hereby reconfirms and remakes as of the date hereof each and every one of its representations, warranties and covenants as set forth in the Interim Warehouse Agreement, the Note or the Guaranty, as applicable.

Section 5.        Delivery of Documents.

         Pursuant to Sections 1(A)(2)(iii)(B) and 2(B)(4) of the Interim Warehouse Agreement, the opinion of counsel of New Jersey Mortgage is attached hereto as Exhibit A-1. Pursuant to Section

2(B)(2) of the Interim Warehouse Agreement, the certificate of the Secretary of New Jersey Mortgage is attached hereto as Exhibit B-1.

                               [Remainder of Page Intentionally Left Blank]
         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                  AMERICAN BUSINESS CREDIT, INC., as Borrower


                                     By: /s/ David M. Levin
                                         -------------------------------------
                                   Name: David M. Levin
                                  Title: Senior Vice President-Finance and
                                         Chief Financial Officer


                                  HOMEAMERICAN CREDIT, INC.
                                  D/B/A UPLAND MORTGAGE, as Borrower



                                     By: /s/ David M. Levin
                                         -------------------------------------
                                   Name: David M. Levin
                                  Title: Senior Vice President-Finance and
                                         Chief Financial Officer


                                  NEW JERSEY MORTGAGE AND
                                  INVESTMENTS CORP., as Borrower



                                     By: /s/ David M. Levin
                                         -------------------------------------
                                   Name: David M. Levin
                                  Title: Senior Vice President-Finance and
                                         Chief Financial Officer


                                  AMERICAN BUSINESS FINANCIAL
                                  SERVICES, INC., as Guarantor



                                     By: /s/ David M. Levin
                                         -------------------------------------
                                   Name: David M. Levin
                                  Title: Senior Vice President-Finance and
                                         Chief Financial Officer

                                  PRUDENTIAL SECURITIES CREDIT
                                  CORPORATION, as Lender



                                     By: /s/ Jeffrey French
                                         -------------------------------------
                                   Name: Jeffrey French
                                  Title: Vice President

                          CREDIT INCREASE CONFIRMATION
                            AND NOTE AMENDMENT NO. 3
                                     TO THE
                           FIRST AMENDED AND RESTATED
                    INTERIM WAREHOUSE AND SECURITY AGREEMENT,
                            SECURED NOTE AND GUARANTY

                           Dated as of March 30, 1998

         Reference is made to (x) the First Amended and Restated Interim Warehouse and Security Agreement, dated as of June 9, 1997 (the "Interim Warehouse Agreement") among Prudential Securities Credit Corporation (the "Lender") and HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland"), New Jersey Mortgage and Investments Corp. ("New Jersey Mortgage"), and American Business Credit, Inc. ("ABC", and together with Upland and New Jersey Mortgage, the "Borrowers"), as amended by Credit Increase Confirmation and Note Amendment No. 1, dated September 30, 1997 and Credit Increase Confirmation and Note Amendment No. 2, dated December 22, 1997, (y) the Secured Note, dated as of December 22, 1997 (the "Note"), from the Borrowers to the Lender, and (z) the Guaranty, dated as of June 9, 1997 (the "Guaranty"), from the Borrowers' parent, American Business Financial Services, Inc. ("ABFS" or the "Guarantor"), to the Lender.

         WHEREAS, the Lender and the Borrowers desire to amend the Interim Warehouse Agreement; and

         WHEREAS, the Lender and the Guarantor desire to amend the financial covenants contained in the Guaranty;

         NOW THEREFORE, the Lender, the Borrowers and the Guarantor hereby amend the Interim Warehouse Agreement, the Secured Note and the Guaranty as follows:

Section 1.        Amendment of the Interim Warehouse Agreement.

         (a) Section 1(A)(1) of the Interim Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

                  The Lender agrees to lend to the Borrowers up to $50,000,000 (such borrowing, the "Loan") to be made in one or more advances (each, an "Advance"); provided, however, that, in no event shall the outstanding debt owed to the Lender by the Borrowers or any of their Affiliates (including, without limitation, American Business Leasing, Inc. and Federal Leasing Corp.) under any loan agreement (including, without limitation, this Agreement) exceed $50,000,000; provided, further, that, at any time when funds are on deposit in a Pre-Funding Account (as defined herein), the amount of the Loan shall not exceed the amount on deposit in such Pre-Funding Account. The Borrower agrees that the Loan shall be used to warehouse fixed and adjustable rate, first or second lien, business and consumer purpose residential mortgage loans that are to be included in a Securitization (the "Mortgage Loans"), as such Mortgage Loans are identified to the Lender in writing and in electronic form from time to time. Such Mortgage Loans may be (a) included at the time of closing of the Securitization or (b) purchased by the Securitization trust subsequent to closing with funds on deposit in an account (a "Pre-Funding Account") relating to the Securitization and designated for such purpose. All Mortgage Loans financed hereunder shall be closed loans; i.e., this facility shall not be used for "wet" or "table" fundings. The Lender may refuse to lend against any Mortgage Loan(s) which the Lender reasonably believes will not be eligible for inclusion in a securitized pool, similar to the pool included in the 98-1 Securization, either (x) due to the characteristics of such Mortgage Loan or (y) due to the expected aggregate characteristics of the Mortgage Loans.

         (b) The definition of "Maturity Date" in Section 1(B)(2) is hereby deleted in its entirety and replaced with the following:

                  Maturity Date means, (i) if no Pre-Funding Account is utilized in the Securitization the earlier of (a) June 30, 1998 and
                  (ii) the date on which a Securitization occurs (other than the ABFS Home Equity Loan Trust 1998- 1 Securitization (the "98-1 Securitization")) and (ii) if a Pre-Funding Account is utilized in the Securitization, the earlier of (a) September 30, 1998 and (b) the date on which the funds in the Pre-Funding Account are reduced to zero. The Maturity Date may be extended by the Lender, in the Lender's sole and unreviewable discretion, on any date by the execution and delivery of a Credit Increase Confirmation and Note Amendment in the form of Exhibit C hereto.

         (c) The last sentence of Section 3 of the Interim Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

                  The related Borrower hereby pledges all of its right, title and interest in and to the Collateral to the Lender to secure the repayment of principal of and interest on the Loan and all other amounts owing by the Borrowers to the Lender hereunder or under any other agreement or arrangement among either Borrower or its Affiliates and the Lender or its affiliates now existing or hereafter entered into by such parties (collectively, the "Secured Obligations").

         (d) Section 10(C) of the Interim Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

                           Any default of any term, condition or agreement or any breach of any representation or warranty of the Guarantor under the Guaranty or any other guaranty executed by the Guarantor in favor of the Lender or its affiliates.

         (e) The following is hereby added as Section 10(I) of the Interim Warehouse Agreement:

                  Any "event of default" under any agreement between either Borrower or any of their Affiliates and the Lender or any of its affiliates.

Section 2.        Amendment of the Guaranty.

         (a) Section 9 of the Guaranty is hereby deleted in its entirety and replaced with the following:

                  9. The Guarantor covenants with the Lender that, during the term of this Guaranty: (i) the Guarantor's Tangible Net Worth ("Tangible Net Worth" being Net Worth less intangible assets, less receivables from Affiliates, and "Net Worth" being the sum of (a) the book value of the common stock, plus (b) paid in capital, plus (c) retained earnings, plus (d) the book value of any preferred stock not payable within five years) at all times shall not be less than the sum of (A) $15,000,000,
                  (B) 75% of the positive earnings of the Guarantor subsequent to December 31, 1997, plus (C) the net proceeds to the Guarantor from the issuance of any common stock or preferred stock subsequent to December 31, 1997; (ii) the Guarantor shall maintain a minimum of $25,000,000 of outstanding subordinated debentures maturing in more than one year; (iii) the Guarantor's leverage ratio shall not exceed 3.75:1, such ratio being the ratio of (x) the excess of (A) the Guarantor's total liabilities over (B) outstanding subordinated debentures maturing in more than one year, to (y) the sum of (A) the Guarantor's Tangible Net Worth and (B) outstanding subordinated debentures maturing in more than one year; (iv) the subordinated debentures shall be subordinate to the Guarantor's obligations hereunder, including, any unsecured obligations to the Lender; and (v) the Guarantor shall at no time have guarantees outstanding in respect of obligations in excess of $200,000,000. All calculations made pursuant to this
                  Section 9 shall be made in accordance with generally accepted accounting principles.

         (b) Section 10 of the Guaranty is hereby deleted in its entirety and replaced with the following:

                  10. As long as this Guaranty is in effect, the Guarantor shall
                  (i) promptly upon preparation, but in no event later than 50 days following the end of its first three fiscal quarters, deliver to the Lender its unaudited company-prepared financial statements as of the end of such fiscal quarter, prepared in accordance with GAAP, and (ii) promptly upon preparation, but in no event later than 105 days following the end of its fourth fiscal quarter, deliver to the Lender its audited and certified financial statements, prepared in accordance with GAAP, as of the end of and for the most recently ended fiscal year, which audits and certification shall be prepared by a nationally recognized independent accounting firm or by a regionally recognized independent accounting firm with the prior written consent of the Lender, which consent shall not be unreasonably withheld. In all cases, financial statements shall include, without limitation, a balance sheet, a profit and loss statement and a statement of cash flows. In conjunction with the delivery of each of the financial statements to be delivered by the Guarantor pursuant to this Paragraph 10, the Guarantor shall deliver to the Lender (a) and officer's certificate of the Guarantor certifying that, as of the date of delivery of such financial statement, the Guarantor is in compliance with all the terms of this Guaranty including, without limitation, each of the covenants set forth in Paragraph 9, (b) a schedule setting forth by month of maturity all outstanding subordinated debentures of the Guarantor, and (c) a schedule of other receivables and other assets of the Guarantor. Such Certificate shall, as appropriate, set forth any calculations necessary to determine such compliance.

Section 3. Confirmation of the Interim Warehouse Agreement, the Note and the Guaranty.

         As amended by Section 1 and Section 2 hereof, all provisions of the Interim Warehouse Agreement and the Guaranty, are reconfirmed as of the date hereof. Each of the Borrowers and the Guarantor, in addition, hereby reconfirms and remakes as of the date hereof each and every one of its representations, warranties and covenants as set forth in the Interim Warehouse Agreement, the Note or the Guaranty, as applicable.

                                [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                         AMERICAN BUSINESS CREDIT, INC.,
                                              as Borrower



                                     By: /s/ Beverly Santilli
                                         -------------------------------------
                                   Name: Beverly Santilli
                                  Title: President


                                  HOMEAMERICAN CREDIT, INC.
                                  D/B/A UPLAND MORTGAGE, as Borrower



                                     By: /s/ Jeffrey M. Ruben
                                         -------------------------------------
                                   Name: Jeffrey M. Ruben
                                  Title: Senior Vice President


                                  NEW JERSEY MORTGAGE AND
                                  INVESTMENTS CORP., as Borrower



                                     By: /s/ Jeffrey M. Ruben
                                         -------------------------------------
                                   Name: Jeffrey M. Ruben
                                  Title: Senior Vice President



                                  AMERICAN BUSINESS FINANCIAL
                                  SERVICES, INC., as Guarantor



                                     By: /s/ Anthony J. Santilli, Jr.
                                         -------------------------------------
                                   Name: Anthony J. Santilli, Jr.
                                  Title: Chairman

                                  PRUDENTIAL SECURITIES CREDIT
                                  CORPORATION, as Lender



                                     By: /s/ Jeffrey French
                                         -------------------------------------
                                   Name: Jeffrey French
                                  Title: Vice President

                          CREDIT INCREASE CONFIRMATION
                            AND NOTE AMENDMENT NO. 4
                                     TO THE
                           FIRST AMENDED AND RESTATED
                    INTERIM WAREHOUSE AND SECURITY AGREEMENT,
                            SECURED NOTE AND GUARANTY

Dated as of May 29, 1998

         Reference is made to (x) the First Amended and Restated Interim Warehouse and Security Agreement, dated as of June 9, 1997 (the "Interim Warehouse Agreement") among Prudential Securities Credit Corporation (the "Lender") and HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland"), New Jersey Mortgage and Investments Corp. ("New Jersey Mortgage"), and American Business Credit, Inc. ("ABC", and together with Upland and New Jersey Mortgage, the "Borrowers"), as amended by Credit Increase Confirmation and Note Amendment No. 1, dated as of September 30, 1997, Credit Increase Confirmation and Note Amendment No. 2, dated as of December 22, 1997, and Credit Increase Confirmation and Note Amendment No. 3, dated as of March 30, 1998 (y) the Secured Note, dated as of December 22, 1997 (the "Note"), from the Borrowers to the Lender, and (z) the Guaranty, dated as of June 9, 1997 (the "Guaranty"), from the Borrowers' parent, American Business Financial Services, Inc.
("ABFS" or the "Guarantor"), to the Lender.

         WHEREAS, the Lender and the Borrowers desire to amend the Interim Warehouse Agreement; and

         WHEREAS, the Lender and the Guarantor desire to amend the financial covenants contained in the Guaranty;

         NOW THEREFORE, the Lender, the Borrowers and the Guarantor hereby amend the Interim Warehouse Agreement, the Secured Note and the Guaranty as follows:

Section 1.        Amendment of the Interim Warehouse Agreement.

         (a) The first WHEREAS clause of the Interim Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

                  WHEREAS, the Lender intends to lend and the Borrowers intend to borrow up to $100,000,000 (one hundred million dollars) to fund the purchase of origination by the Borrowers of fixed and floating-rate, first and second lien, business and consumer purpose residential mortgage loans; and

         (b) Section 1(A)(1) of the Interim Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

                  The Lender agrees to lend to the Borrowers up to $100,000,000 (such borrowing, the "Loan") to be made in one or more advances (each, an "Advance"); provided, however, that, in no event shall the outstanding debt owed to the Lender by the Borrowers or any of their Affiliates (including, without limitation, American Business Leasing, Inc. and

                  Federal Leasing Corp.) under any loan agreement (including, without limitation, this Agreement) exceed $100,000,000; provided, further, that, at any time when funds are on deposit in a Pre-Funding Account (as defined herein), the amount of the Loan shall not exceed the amount on deposit in such Pre-Funding Account. The Borrower agrees that the Loan shall be used to warehouse fixed and adjustable rate, first or second lien, business and consumer purpose residential mortgage loans that are to be included in a Securitization (the "Mortgage Loans"), as such Mortgage Loans are identified to the Lender in writing and in electronic form from time to time. Such Mortgage Loans may be (a) included at the time of closing of the Securitization or (b) purchased by the Securitization trust subsequent to closing with funds on deposit in an account (a "Pre-Funding Account") relating to the Securitization and designated for such purpose. All Mortgage Loans financed hereunder shall be closed loans; i.e., this facility shall not be used for "wet" or "table" fundings. The Lender may refuse to lend against any Mortgage Loan(s) which the Lender reasonably believes will not be eligible for inclusion in a securitized pool, similar to the pool included in the 98-1 Securization, either (x) due to the characteristics of such Mortgage Loan or (y) due to the expected aggregate characteristics of the Mortgage Loans.

Section 2.        Amendment of the Note.

         The maximum amount of the Loan referenced in the Note shall be $100,000,000.

Section 3.        Amendment of the Guaranty.

         Section 9 of the Guaranty is hereby deleted in its entirety and replaced with the following:

                  9. The Guarantor covenants with the Lender that, during the term of this Guaranty: (i) the Guarantor's Tangible Net Worth ("Tangible Net Worth" being Net Worth less intangible assets, less receivables from Affiliates, and "Net Worth" being the sum of (a) the book value of the common stock, plus (b) paid in capital, plus (c) retained earnings, plus (d) the book value of any preferred stock not payable within five years) at all times shall not be less than the sum of (A) $15,000,000,
                  (B) 75% of the positive earnings of the Guarantor subsequent to December 31, 1997, plus (C) the net proceeds to the Guarantor from the issuance of any common stock or preferred stock subsequent to December 31, 1997; (ii) the Guarantor shall maintain a minimum of $43,000,000 of outstanding subordinated debentures maturing in more than one year; (iii) the Guarantor's leverage ratio shall not exceed 3.75:1, such ratio being the ratio of (x) the excess of (A) the Guarantor's total liabilities over (B) outstanding subordinated debentures maturing in more than one year, to (y) the sum of (A) the Guarantor's Tangible Net Worth and (B) outstanding subordinated debentures maturing in more than one year; (iv) the subordinated debentures shall be subordinate to the Guarantor's obligations hereunder, including, any unsecured obligations to the Lender; and (v) the Guarantor shall at no time have guarantees outstanding in respect of obligations in excess of $250,000,000. All calculations made pursuant to this
                  Section 9 shall be made in accordance with generally accepted accounting principles.

Section 4. Confirmation of the Interim Warehouse Agreement, the Note and the Guaranty.

         As amended by Section 1, Section 2 and Section 3 hereof, all provisions of the Interim Warehouse Agreement, the Note and the Guaranty, are reconfirmed as of the date hereof. Each of the Borrowers and the Guarantor, in addition, hereby reconfirms and remakes as of the date hereof each and every one of its representations, warranties and covenants as set forth in the Interim Warehouse Agreement, the Note or the Guaranty, as applicable.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                  AMERICAN BUSINESS CREDIT, INC., as Borrower




                                     By: /s/ Beverly Santilli
                                         -------------------------------------
                                   Name: Beverly Santilli
                                  Title: President


                                  HOMEAMERICAN CREDIT, INC.
                                  D/B/A UPLAND MORTGAGE, as Borrower




                                     By: /s/ Jeffrey M. Ruben
                                         -------------------------------------
                                   Name: Jeffrey M. Ruben
                                  Title: Senior Vice President


                                            NEW JERSEY MORTGAGE AND
                         INVESTMENTS CORP., as Borrower




                                     By: /s/ Jeffrey M. Ruben
                                         -------------------------------------
                                   Name: Jeffrey M. Ruben
                                  Title: Senior Vice President

                                  AMERICAN BUSINESS FINANCIAL
                                  SERVICES, INC., as Guarantor




                                     By: /s/ Anthony J. Santilli, Jr.
                                         -------------------------------------
                                   Name: Anthony J. Santilli, Jr.
                                  Title: Chairman


                                  PRUDENTIAL SECURITIES CREDIT
                                  CORPORATION, as Lender




                                     By: /s/
                                         -------------------------------------
                                   Name:
                                  Title:

                          CREDIT INCREASE CONFIRMATION
                            AND NOTE AMENDMENT NO. 5
                                     TO THE
                           FIRST AMENDED AND RESTATED
                    INTERIM WAREHOUSE AND SECURITY AGREEMENT
                                AND SECURED NOTE

                            Dated as of June 30, 1998

         Reference is made to (x) the First Amended and Restated Interim Warehouse and Security Agreement, dated as of June 9, 1997 (the "Interim Warehouse Agreement") among Prudential Securities Credit Corporation (the "Lender") and HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland"), New Jersey Mortgage and Investments Corp. ("New Jersey Mortgage"), and American Business Credit, Inc. ("ABC", and together with Upland and New Jersey Mortgage, the "Borrowers"), as amended by Credit Increase Confirmation and Note Amendment No. 1, dated as of September 30, 1997, Credit Increase Confirmation and Note Amendment No. 2, dated as of December 22, 1997, Credit Increase Confirmation and Note Amendment No. 3, dated as of March 30, 1998, and Credit Increase Confirmation and Note Amendment No. 4, dated May 29, 1998, (y) the Secured Note, dated as of December 22, 1997 (the "Note"), from the Borrowers to the Lender, and (z) the Guaranty, dated as of June 9, 1997 (the "Guaranty"), from the Borrowers' ultimate parent, American Business Financial Services, Inc. ("ABFS" or the "Guarantor"), to the Lender.

         WHEREAS, the Lender and the Borrowers desire to amend the Interim Warehouse Agreement;

         NOW THEREFORE, the Lender, the Borrowers and the Guarantor hereby amend the Interim Warehouse Agreement, the Secured Note and the Guaranty as follows:

Section 1.        Amendment of the Interim Warehouse Agreement and Note.

         (a) The definition of "Maturity Date" in Section 1(B)(2) is hereby deleted in its entirety and replaced with the following:

                  Maturity Date means, (i) if no Pre-Funding Account is utilized in the Securitization the earlier of (a) July 31, 1998 and (b) the date on which a Securitization occurs (other than the ABFS Mortgage Loan Trust 1998-2 Securitization (the "98-2 Securitization")) and (ii) if a Pre-Funding Account is utilized in the Securitization, the earlier of (a) September 30, 1998 and (b) the date on which the funds in the Pre-Funding Account are reduced to zero. The Maturity Date may be extended by the Lender, in the Lender's sole and unreviewable discretion, on any date by the execution and delivery of a Credit Increase Confirmation and Note Amendment in the form of Exhibit C hereto.
         (b) All references to the "98-1 Securitization" in the Interim Warehouse Agreement, the Note and the Guaranty are hereby amended to be references to the "98-2 Securitization".

Section 2. Confirmation of the Interim Warehouse Agreement, Note and Guaranty.

         As amended by Section 1 hereof, all provisions of the Interim Warehouse Agreement, the Note and the Guaranty, are reconfirmed as of the date hereof. Each of the Borrowers and ABFS, in addition, hereby reconfirms and remakes as of the date hereof each and every one of its representations, warranties and covenants as set forth in the Interim Warehouse Agreement, the Note or the Guaranty, as applicable.

                               [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                  AMERICAN BUSINESS CREDIT, INC., as Borrower



                                  By:/s/ Jeffrey M. Ruben
                                  -----------------------------------
                                  Name: Jeffrey M. Ruben
                                  Title: Senior Vice President


                                  HOMEAMERICAN CREDIT, INC.
                                   D/B/A UPLAND MORTGAGE, as Borrower



                                  By:/s/  Jeffrey M. Ruben
                                  -----------------------------------
                                  Name: Jeffrey M. Ruben
                                  Title: Senior Vice President

                                  NEW JERSEY MORTGAGE AND
                                  INVESTMENTS CORP., as Borrower



                                  By:/s/  Jeffrey M. Ruben
                                  -----------------------------------
                                  Name: Jeffrey M. Ruben
                                  Title:   Senior Vice President


                                  AMERICAN BUSINESS FINANCIAL
                                  SERVICES, INC., as Guarantor



                                  By:/s/ Anthony J. Santilli, Jr.
                                  -----------------------------------
                                  Name: Anthony J. Santill, Jr.
                                  Title:    Chairman

                                  PRUDENTIAL SECURITIES CREDIT
                                  CORPORATION, as Lender



                                  By:/s/ Jeffrey French
                                  -----------------------------------
                                  Name:  Jeffrey French
                                  Title: Vice President

                          CREDIT INCREASE CONFIRMATION
                            AND NOTE AMENDMENT NO. 6
                                     TO THE
                           FIRST AMENDED AND RESTATED
                    INTERIM WAREHOUSE AND SECURITY AGREEMENT
                                AND SECURED NOTE

                            Dated as of July 31, 1998

         Reference is made to (x) the First Amended and Restated Interim Warehouse and Security Agreement, dated as of June 9, 1997 (the "Interim Warehouse Agreement") among Prudential Securities Credit Corporation (the "Lender") and HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland"), New Jersey Mortgage and Investments Corp. ("New Jersey Mortgage"), and American Business Credit, Inc. ("ABC", and together with Upland and New Jersey Mortgage, the "Borrowers"), as amended by Credit Increase Confirmation and Note Amendment No. 1, dated as of September 30, 1997, Credit Increase Confirmation and Note Amendment No. 2, dated as of December 22, 1997, Credit Increase Confirmation and Note Amendment No. 3, dated as of March 30, 1998, Credit Increase Confirmation and Note Amendment No. 4, dated May 29, 1998, and Credit Increase Confirmation and Note Amendment No. 5, dated June 30, 1998, (y) the Secured Note, dated as of December 22, 1997 (the "Note"), from the Borrowers to the Lender, and (z) the Guaranty, dated as of June 9, 1997 (the "Guaranty"), from the Borrowers' ultimate parent, American Business Financial Services, Inc. ("ABFS" or the "Guarantor"), to the Lender.

         WHEREAS, the Lender and the Borrowers desire to amend the Interim Warehouse Agreement;

         NOW THEREFORE, the Lender, the Borrowers and the Guarantor hereby amend the Interim Warehouse Agreement, the Secured Note and the Guaranty as follows:

Section 1.        Amendment of the Interim Warehouse Agreement and Note.

                  The definition of "Maturity Date" in Section 1(B)(2) is hereby deleted in its entirety and replaced with the following:

                  Maturity Date means, (i) if no Pre-Funding Account is utilized in the Securitization the earlier of (a) August 31, 1998 and
                  (b) the date on which a Securitization occurs (other than the ABFS Mortgage Loan Trust 1998-2 Securitization (the "98-2 Securitization")) and (ii) if a Pre-Funding Account is utilized in the Securitization, the earlier of (a) November 30, 1998 and (b) the date on which the funds in the Pre-Funding Account are reduced to zero. The Maturity Date may be extended by the Lender, in the Lender's sole and unreviewable discretion, on any date by the execution and delivery of a Credit Increase Confirmation and Note Amendment in the form of Exhibit C hereto.

Section 2. Confirmation of the Interim Warehouse Agreement, Note and Guaranty.

         As amended by Section 1 hereof, all provisions of the Interim Warehouse Agreement, the Note and the Guaranty, are reconfirmed as of the date hereof. Each of the Borrowers and ABFS, in addition, hereby reconfirms and remakes as of the date hereof each and every one of its representations, warranties and covenants as set forth in the Interim Warehouse Agreement, the Note or the Guaranty, as applicable.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                  AMERICAN BUSINESS CREDIT, INC., as Borrower



                                  By:/s/  Jeffrey M. Ruben
                                  -----------------------------------
                                  Name: Jeffrey M. Ruben
                                  Title: Senior Vice President


                                  HOMEAMERICAN CREDIT, INC.
                                    D/B/A UPLAND MORTGAGE, as Borrower



                                  By:  /s/  Jeffrey M. Ruben
                                  -----------------------------------
                                  Name:    Jeffrey M. Ruben
                                  Title:   Senior Vice President


                                  NEW JERSEY MORTGAGE AND
                                  INVESTMENTS CORP., as Borrower



                                  By:  /s/  Jeffrey M. Ruben
                                  -----------------------------------
                                  Name:    Jeffrey M. Ruben
                                  Title:   Senior Vice President

                                  AMERICAN BUSINESS FINANCIAL
                                  SERVICES, INC., as Guarantor



                                  By:/s/  Jeffrey M. Ruben
                                  -----------------------------------
                                  Name: Jeffrey M. Ruben
                                  Title: Senior Vice President


                                  PRUDENTIAL SECURITIES CREDIT
                                  CORPORATION, as Lender



                                  By:  /s/ Jeffrey French
                                  -----------------------------------
                                  Name:  Jeffrey French
                                  Title: Vice President

                          CREDIT INCREASE CONFIRMATION
                            AND NOTE AMENDMENT NO. 7
                                     TO THE
                           FIRST AMENDED AND RESTATED
                    INTERIM WAREHOUSE AND SECURITY AGREEMENT
                                AND SECURED NOTE

                           Dated as of August 27, 1998

         Reference is made to (x) the First Amended and Restated Interim Warehouse and Security Agreement, dated as of June 9, 1997 (the "Interim Warehouse Agreement") among Prudential Securities Credit Corporation (the "Lender") and HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland"), New Jersey Mortgage and Investments Corp. ("New Jersey Mortgage"), and American Business Credit, Inc. ("ABC", and together with Upland and New Jersey Mortgage, the "Borrowers"), as amended by Credit Increase Confirmation and Note Amendment No. 1, dated as of September 30, 1997, Credit Increase Confirmation and Note Amendment No. 2, dated as of December 22, 1997, Credit Increase Confirmation and Note Amendment No. 3, dated as of March 30, 1998, Credit Increase Confirmation and Note Amendment No. 4, dated May 29, 1998, Credit Increase Confirmation and Note Amendment No. 5, dated June 30, 1998, and Credit Increase Confirmation and Note Amendment No. 6, dated July 31, 1998, (y) the Secured Note, dated as of December 22, 1997 (the "Note"), from the Borrowers to the Lender, and (z) the Guaranty, dated as of June 9, 1997 (the "Guaranty"), from the Borrowers' ultimate parent, American Business Financial Services, Inc. ("ABFS" or the "Guarantor"), to the Lender.

         WHEREAS, the Lender and the Borrowers desire to amend the Interim Warehouse Agreement;

         NOW THEREFORE, the Lender, the Borrowers and the Guarantor hereby amend the Interim Warehouse Agreement, the Secured Note and the Guaranty as follows:

Section 1.        Amendment of the Interim Warehouse Agreement and Note.

         (a) The definition of "Maturity Date" in Section 1(B)(2) is hereby deleted in its entirety and replaced with the following:

                  Maturity Date means the earlier of (i) August 31, 1999 and
                  (ii) the date on which an Event of Default occurs. The Maturity Date may be extended by the Lender, in the Lender's sole and unreviewable discretion, on any date by the execution and delivery of a Credit Increase Confirmation and Note Amendment in the form of Exhibit C hereto.

         (b) The definition of "Collateral Deficiency Situation" in Section 1 is hereby deleted in its entirety and replaced with the following:

                  A Collateral Deficiency Situation shall be deemed to be existing as of any day on which (x) the outstanding principal amount of the Loan as of such day exceeds (y) the lesser of
                  (i) 98.5% of the outstanding principal balance of the Pledged Mortgage Loans and (ii) the product of (1) the Market Value of the Pledged Mortgage Loans (disregarding the Market Value of any Mortgage Loans proposed to be pledged to the Lender on such day) and

                  .95.

         (c) Section 1(B) of the Interim Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

         The amount of each Advance shall not be less than $1,000,000 or greater than the lesser of:

                           1. 98.5% of the aggregate outstanding principal
                  balance of the Mortgage Loans calculated as of the related Cut-Off Date (or, if the Borrower is using the proceeds of the Advance to purchase or originate the related Mortgage Loans at their aggregate outstanding principal balance as of the settlement date for the purchase, then their aggregate outstanding principal balance as of such settlement date) proposed to be pledged to the Lender in connection with such Advance, minus, in the event that a Collateral Deficiency Situation exists as of the date of such Advance, the Restoration Amount as of the date of such Advance; and

                           2. the product of (x) the Market Value of the
                  Mortgage Loans proposed to be pledged to the Lender in connection with such Advance and (y) .95, minus, in the event that a Collateral Deficiency Situation exists as of the date of such Advance the Restoration Amount as of the date of such Advance. The Lender may amend the Advance rate in the Lender's sole and unreviewable discretion, on any date by the execution and delivery of a Credit Increase Confirmation and Note Amendment in the form of Exhibit C hereto.

         (d) Section 1(C) of the Interim Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

                  The Loan evidenced hereby shall mature on the Maturity Date and all amounts outstanding hereunder shall be due and payable on the Maturity Date. In addition, each quarter, on the earlier to occur of the last business day of such quarter and the closing of a Securitization for such quarter, the Loan balance shall be reduced to $5,000,000 or less. Pledged Mortgage Loans that remain in this facility for longer than one hundred and eighty (180) days, as measured on a cumulative basis with respect to each Pledged Mortgage Loan during the term of this facility, shall be valued at a Market Value equal to zero. For illustrative purposes, if a Pledged Mortgage Loan has been on the line for sixty
(60) days, is then taken off the line for five (5) days and then returned to the line for an additional 30 days, it will be measured as ninety (90) days old

Section 2. Confirmation of the Interim Warehouse Agreement, Note and Guaranty.

         As amended by Section 1 hereof, all provisions of the Interim Warehouse Agreement, the Note and the Guaranty, are reconfirmed as of the date hereof. Each of the Borrowers and ABFS, in addition, hereby reconfirms and remakes as of the date hereof each and every one of its representations, warranties and covenants as set forth in the Interim Warehouse Agreement, the Note or the Guaranty, as applicable.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                  AMERICAN BUSINESS CREDIT, INC., as Borrower



                                  By: /s/ Jeffrey M. Ruben
                                  -----------------------------------
                                  Name:    Jeffrey M. Ruben
                                  Title:   Senior Vice President


                                  HOMEAMERICAN CREDIT, INC.
                                    D/B/A UPLAND MORTGAGE, as Borrower



                                  By:  /s/ Jeffrey M. Ruben
                                  -----------------------------------
                                  Name:    Jeffrey M. Ruben
                                  Title:   Senior Vice President


                                  NEW JERSEY MORTGAGE AND
                                  INVESTMENTS CORP., as Borrower



                                  By:  /s/  Jeffrey M. Ruben
                                  -----------------------------------
                                  Name:    Jeffrey M. Ruben
                                  Title:   Senior Vice President

                                  AMERICAN BUSINESS FINANCIAL
                                  SERVICES, INC., as Guarantor



                                  By: /s/ Anthony J. Santilli, Jr.
                                  -----------------------------------
                                  Name: Anthony J. Santilli, Jr.
                                  Title: Chairman


                                  PRUDENTIAL SECURITIES CREDIT
                                  CORPORATION, as Lender



                                  By:  /s/ Jeffrey French
                                  -----------------------------------
                                  Name:  Jeffrey French
                                  Title: Vice President

                          CREDIT INCREASE CONFIRMATION
                            AND NOTE AMENDMENT NO. 1
                                     TO THE
                    INTERIM WAREHOUSE AND SECURITY AGREEMENT
                    FOR CONTRACTS, SECURED NOTE AND GUARANTY

                            Dated as of May 29, 1998

         Reference is made to (x) the Interim Warehouse and Security Agreement for Contracts, dated as of April 3, 1998 (the "Interim Warehouse Agreement") among Prudential Securities Credit Corporation (the "Lender") and Federal Leasing Corp. ("Federal Leasing") and American Business Leasing, Inc. ("ABL", and together with Federal Leasing, the "Borrowers"), (y) the Secured Note, dated as of April 3, 1998 (the "Note"), from the Borrowers to the Lender, and (z) the Guaranty, dated as of April 3, 1998 (the "Guaranty"), from the Borrowers' parent, American Business Financial Services, Inc. ("ABFS" or the "Guarantor"), to the Lender.

         WHEREAS, the Lender and the Borrowers desire to amend the Interim Warehouse Agreement; and

         WHEREAS, the Lender and the Guarantor desire to amend the financial covenants contained in the Guaranty;

         NOW THEREFORE, the Lender, the Borrowers and the Guarantor hereby amend the Interim Warehouse Agreement, the Secured Note and the Guaranty as follows:

Section 1.        Amendment of the Interim Warehouse Agreement.

                  Section 1(A)(1) of the Interim Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

                  The Lender agrees to lend to the Borrowers up to $50,000,000 (such borrowing, the "Loan") to be made in one or more advances (each, an "Advance"); provided, however, that, in no event shall the outstanding debt owed to the Lender by the Borrowers or any of their Affiliates (including, without limitation, American Business Credit, Inc., HomeAmerican Credit, Inc. d/b/a Upland Mortgage and New Jersey Mortgage and Investments Corp.) under any loan agreement (including, without limitation, this Agreement) exceed $100,000,000; provided, further, that, at any time when funds are on deposit in a Pre-Funding Account (as defined herein), the amount of the Loan shall not exceed the amount on deposit in such Pre-Funding Account. The Borrower agrees that the Loan shall be used to warehouse Contracts that are to be included in a Securitization, as such Contracts are identified to the Lender in writing and in electronic form from time to time. Such Contracts may be (a) included at the time of closing of the Securitization or (b) purchased by the Securitization trust subsequent to closing with funds on deposit in an account (a "Pre-Funding Account") relating to the Securitization and designated for such purpose. The Lender may refuse to lend against any Contract(s) which the Lender reasonably believes will not be eligible for inclusion in a securitized pool either (x) due to the characteristics of such Contract or (y) due to the expected aggregate characteristics of the Contracts.

Section 2.        Amendment of the Guaranty.

         Section 9 of the Guaranty is hereby deleted in its entirety and replaced with the following:

                  9. The Guarantor covenants with the Lender that, during the term of this Guaranty: (i) the Guarantor's Tangible Net Worth ("Tangible Net Worth" being Net Worth less intangible assets, less receivables from Affiliates, and "Net Worth" being the sum of (a) the book value of the common stock, plus (b) paid in capital, plus (c) retained earnings, plus (d) the book value of any preferred stock not payable within five years) at all times shall not be less than the sum of (A) $15,000,000,
                  (B) 75% of the positive earnings of the Guarantor subsequent to December 31, 1997, plus (C) the net proceeds to the Guarantor from the issuance of any common stock or preferred stock subsequent to December 31, 1997; (ii) the Guarantor shall maintain a minimum of $43,000,000 of outstanding subordinated debentures maturing in more than one year; (iii) the Guarantor's leverage ratio shall not exceed 3.75:1, such ratio being the ratio of (x) the excess of (A) the Guarantor's total liabilities over (B) outstanding subordinated debentures maturing in more than one year, to (y) the sum of (A) the Guarantor's Tangible Net Worth and (B) outstanding subordinated debentures maturing in more than one year; (iv) the subordinated debentures shall be subordinate to the Guarantor's obligations hereunder, including, any unsecured obligations to the Lender; and (v) the Guarantor shall at no time have guarantees outstanding in respect of obligations in excess of $250,000,000. All calculations made pursuant to this
                  Section 9 shall be made in accordance with generally accepted accounting principles.

Section 3. Confirmation of the Interim Warehouse Agreement, the Note and the Guaranty.

         As amended by Section 1 and Section 2 hereof, all provisions of the Interim Warehouse Agreement, the Note and the Guaranty, are reconfirmed as of the date hereof. Each of the Borrowers and the Guarantor, in addition, hereby reconfirms and remakes as of the date hereof each and every one of its representations, warranties and covenants as set forth in the Interim Warehouse Agreement, the Note or the Guaranty, as applicable.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                  AMERICAN BUSINESS LEASING, INC.,
                                  as Borrower




                                     By: /s/ Beverly Santilli
                                         -------------------------------------
                                   Name: Beverly Santilli
                                  Title: President


                                  FEDERAL LEASING CORP., as Borrower




                                     By: /s/ Jeffrey M. Ruben
                                         -------------------------------------
                                   Name: Jeffrey M. Ruben
                                  Title: Senior Vice President

                                  AMERICAN BUSINESS FINANCIAL
                                  SERVICES, INC., as Guarantor




                                     By: /s/ Anthony J. Santilli, Jr.
                                         -------------------------------------
                                   Name: Anthony J. Santilli, Jr.
                                  Title: President


                                  PRUDENTIAL SECURITIES CREDIT
                                  CORPORATION, as Lender




                                     By: /s/ Elizabeth W. Castagna
                                         -------------------------------------
                                   Name: Elizabeth W. Castagna
                                  Title: Treasurer